                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                       ________

                                       FORM 8-K

                                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                     May 7, 1997
                      (Date of Report - earliest event reported)



                              DURA PHARMACEUTICALS, INC.
                (Exact name of registrant as specified in its charter)



         CALIFORNIA               000-19809                  95-3645543
    (State or other jurisdiction  (Commission              (I.R.S.Employer
     of incorporation)            File Number)             Identification No.)



                  5880 PACIFIC CENTER BLVD., SAN DIEGO, CALIFORNIA   92121
                  (Address of principal executive offices)          (Zip Code)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE IS (619) 457-2553

                                       Page 1
                               Exhibit Index on Page 10



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Item 2.  Acquisition or Disposition of Assets

a. On May 7, 1997, Dura Pharmaceuticals, Inc. (the "Company") acquired from Syntex (USA) Inc., and other members of the Roche Group ("Syntex"), U.S. rights to the intranasal steroid products Nasarel-Registered Trademark- and Nasalide-Registered Trademark- (flunisolide). The purchase price consisted of $70.0 million paid in cash at closing. Additional future contingent payments totaling $15.0 million are due from December 1997 through December 1998, subject to the products remaining without a competing nasal formulation of flunisolide.

The Nasalide-Registered Trademark- and Nasarel-Registered Trademark- products generated combined U.S. sales for Syntex in 1994, 1995, and 1996 of approximately $22.3 million, $16.9 and $20.5 million, respectively, and direct product cost of sales in 1994, 1995, and 1996 of approximately $1.6 million, $863,000, and $944,000, respectively.

Nasalide-Registered Trademark- and Nasarel-Registered Trademark- products will be marketed by the Company's national sales force to respiratory physicians. The Company expects to increase the number of its field sales force personnel to support the addition of Nasalide-Registered Trademark- and Nasarel-Registered Trademark- to its product line.

The Company has entered into agreements with third parties for their manufacture and supply of the active ingredient and finished dosage forms related to both products. The Company does not expect these manufacturing and supply agreements to significantly impact the products' future cost of sales as a percent of sales as compared to historical percentages.


Item 7.  Financial Statements and Exhibits

b.  Pro Forma Financial Information:

The following pro forma balance sheet of the Company as of March 31, 1997 adjusts the financial position of the Company as if the acquisition of the U.S. rights to Nasalide-Registered Trademark- and Nasarel-Registered Trademark- had taken place as of that date. The pro forma statements of operations for the year ended December 31, 1996 and for the three months ended March 31, 1997 combine the operations of the Company and the current acquisition of the U.S. rights to Nasalide-Registered Trademark- and Nasarel-Registered Trademark- and the previously reported acquisitions of certain Entex-Registered Trademark-products in July 1996 and of the patented antibiotics Ceclor-Registered Trademark- CD and Keftab-Registered Trademark-in September 1996, as if the acquisitions had taken place on January 1, 1996. The Company's financial information included in the pro forma statement of operations for the year ended December 31, 1996 was previously reported in the Company's annual report on Form 10-K for the year ended December 31, 1996. The Company's historical financial information included in the pro forma balance sheet and the pro forma statement of operations as of and for the three months ended March 31, 1997 was previously reported in the Company's quarterly report on Form 10-Q for the three months ended March 31, 1997. In the opinion of management, all pro forma adjustments necessary to state fairly such pro forma financial information have been made.

The pro forma balance sheet and statements of operations should be read in conjunction with the notes included in this report. The pro forma financial information is not necessarily indicative of what the actual financial results would have been had the acquisitions occurred on January 1, 1996 or March 31, 1997. In addition, the pro forma financial information does not purport to indicate the results of future operations or financial position of the Company from the acquisition date forward.

c.  Exhibits:

2.1 Syntex Asset Purchase Agreement dated March 27, 1997 (the "Syntex Agreement") between the Company and Syntex. The schedules referenced in the Syntex Agreement have not been included because they contain information that is not material to an investment decision and is otherwise discussed in the agreement; they will be provided supplementally to the Commission upon request.

2.2 SPIL Asset Purchase Agreement dated March 27, 1997 (the "SPIL Agreement") between the Company and Syntex Pharmaceuticals International Limited. The schedules referenced in the SPIL Agreement have not been included because they contain information that is not material to an investment decision and is otherwise discussed in the agreement; they will be provided supplementally to the Commission upon request.

99.1          Press Release dated May 7, 1997 issued by the Company.

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DURA PHARMACEUTICALS, INC.                            ITEM 7B.

PRO FORMA BALANCE SHEET (UNAUDITED)
MARCH 31, 1997
IN THOUSANDS
--------------------------------------------------------------------------------

                                                      Pro Forma
                                                     Adjustments
                                                       Increase
ASSETS                                      Actual    (Decrease)     Pro Forma
                                            ------    ----------     ---------
Current Assets:
 Cash and cash equivalents                 $  63,059                 $  63,059
 Short-term investments                      193,789  (70,000)   a.    123,789
 Accounts and other receivables               19,027                    19,027
 Inventory                                     8,305                     8,305
                                           ---------  --------       ---------
       Total current assets                  284,180  (70,000)         214,180

Property                                      30,765                    30,765
License Agreements and Product Rights        184,485   70,000    a.    254,485
Goodwill                                       6,517                     6,517
Other                                         12,200                    12,200
                                           ---------  --------       ---------
       Total                               $ 518,147  $     0        $ 518,147
                                           ---------  --------       ---------
                                           ---------  --------       ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
 Accounts payable and acrrued liabilities  $  27,269                 $  27,269
 Current portion of long-term obligations     26,346                    26,346
                                           ---------  --------       ---------
       Total current liabilities              53,615                    53,615

Long-Term Obligations:                         6,789                     6,789
Other Non-Current Liabilities                  2,710                     2,710
                                           ---------  --------       ---------
       Total liabilities                      63,114                    63,114
                                           ---------  --------       ---------

Shareholders' Equity:
 Common stock                                528,069                   528,069
 Accumulated deficit                         (70,205)                  (70,205)
 Unrealized loss on investments                 (503)                     (503)
 Warrant subscriptions receivable             (2,328)                   (2,328)
                                           ---------  --------       ---------
       Total shareholders' equity            455,033                   455,033
                                           ---------  --------       ---------
       Total                               $ 518,147  $      0       $ 518,147
                                           ---------  --------       ---------
                                           ---------  --------       ---------

See notes to pro forma financial statements for description of pro forma adjustments.

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DURA PHARMACEUTICALS, INC.

PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE THREE MONTHS ENDED MARCH 31, 1997
IN THOUSANDS, EXCEPT PER SHARE DATA
--------------------------------------------------------------------------------

                                                            Pro Forma Adjustments
                                                             Increase (Decrease)
                                                             -------------------
                                                      Other         Syntex
                                         Actual    Acquisitions   Acquisition        Pro Forma
                                         ------    ------------   -----------        ---------
REVENUES:
Sales                                   $  33,935                 $  4,860   b.      $  38,795
Contract                                    6,958                                        6,958
                                        ---------                 --------           ---------
       Total revenues                      40,893                    4,860              45,753
                                        ---------                 --------           ---------

OPERATING COSTS AND EXPENSES:
Cost of sales                               7,970                      243   b.          8,213
Clinical, development and regulatory        5,761                                        5,761
Selling, general and administrative        15,992                    1,915   b.,c.      17,907
                                        ---------                 --------           ---------
 Total operating costs and expenses        29,723                    2,158              31,881
                                        ---------                 --------           ---------

OPERATING INCOME                           11,170                    2,702              13,872
                                        ---------                 --------           ---------

OTHER :
 Interest income                            3,387                     (962)  d.          2,425
 Other (net)                                 (153)                                        (153)
                                        ---------                 --------           ---------
       Total other                          3,234                     (962)              2,272
                                        ---------                 --------           ---------

INCOME BEFORE INCOME TAXES                 14,404                    1,740              16,144
PROVISION FOR INCOME TAXES                  5,617                      696   e.          6,313
                                        ---------                 --------           ---------

NET INCOME                              $   8,787                 $  1,044           $   9,831
                                        ---------                 --------           ---------
                                        ---------                 --------           ---------

NET INCOME  PER SHARE                       $0.19                                       $0.21

WEIGHTED AVERAGE COMMON AND
 COMMON EQUIVALENT SHARES                  47,240                                      47,240



 See notes to pro forma financial statements for description of pro forma adjustments.

DURA PHARMACEUTICALS, INC.

PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 1996
IN THOUSANDS, EXCEPT PER SHARE DATA
--------------------------------------------------------------------------------



                                                                          Pro Forma Adjustments
                                                                              Increase (Decrease)
                                                                         -------------------
                                               Actual         Other              Syntex             Pro Forma
                                               ------
                                                           Acquisitions         Acquisition          Results
                                                           ------------         -----------          -------
REVENUES:
Sales                                         $ 79,563      $  30,537   f.      $  20,510   b.      $ 130,610
Contract                                        24,556                                                 24,556
                                              --------      ---------            --------           ---------
    Total revenues                             104,119         30,537              20,510             155,166
                                              --------      ---------            --------           ---------

OPERATING COSTS AND EXPENSES:
Cost of sales                                   21,301          4,168   f.            944   b.         26,413
Clinical, development and regulatory            18,540                                                 18,540
Selling, general and administrative             42,631          9,527   f.,g.       8,008   b.,c.      60,166
                                              --------      ---------            --------           ---------
 Total operating costs and expenses             82,472         13,695               8,952             105,119
                                              --------      ---------            --------           ---------

OPERATING INCOME                                21,647         16,842              11,558              50,047
                                              --------      ---------            --------           ---------

OTHER :
 Interest income                                 6,897         (1,238)  h.         (3,850)  d.          1,809
 Other (net)                                      (677)                                                  (677)
                                                ------      ---------            ---------              -----
    Total other                                  6,220         (1,238)             (3,850)              1,132
                                                ------      ---------            ---------              -----

INCOME BEFORE INCOME TAXES                      27,867         15,604               7,708              51,179
PROVISION FOR INCOME TAXES                       3,539          6,242   i.          3,083   e.         12,864
                                              --------      ---------            --------           ---------

NET INCOME                                    $ 24,328      $   9,362            $  4,625           $  38,315
                                              --------      ---------            --------           ---------
                                              --------      ---------            --------           ---------

NET INCOME  PER SHARE                         $   0.60                                              $    0.95

WEIGHTED AVERAGE COMMON AND
 COMMON EQUIVALENT SHARES                       40,479                                                 40,479


See notes to pro forma financial statements for description of pro forma adjustments.



DURA PHARMACEUTICALS, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
IN THOUSANDS


On May 7, 1997,  Dura  Pharmaceuticals, Inc.   ("Dura" or the "Company")
acquired from Syntex (U.S.A.), Inc. and other members of the Rouche Group U.S. rights to the intranasal steroid products Nasarel-Registered Trademark- and Nasalide-Registered Trademark- (flunisolide). The following pro forma adjustments reflect the acquisition as if it had occurred on January 1, 1996 for the pro forma statements of operations and on March 31, 1997 for the pro forma balance sheet (all amounts in thousands).

a.  Adjustment to record the acquisition of product rights.

    License agreements and product rights             $70,000
         Short-term investments                                      $70,000

b. Adjustments to record product sales, cost of sales and related product activities.

    Three Months Ended March 31, 1997
    ---------------------------------
    Cash - net                                        $3,402
    Cost of sales                                     $  243
    Selling, general and administrative expenses      $1,215
         Sales revenues                                              $ 4,860


    Year Ended December 31, 1996
    ----------------------------
    Cash - net                                        $14,358
    Cost of sales                                     $   944
    Selling, general and administrative expenses      $ 5,208
         Sales revenues                                             $ 20,510

c.  Adjustment to amortize acquired product rights.

    Three Months Ended March 31, 1997
    ---------------------------------
    Amortization expense (SG&A)                          $700
         Product rights                                                 $700


    Year Ended December 31, 1996
    ----------------------------
    Amortization expense (SG&A)                       $ 2,800
         Product rights                                              $ 2,800

d. Adjustment to record reduction in interest income for liquidation of short term investments

    Three Months Ended March 31, 1997
    ---------------------------------
    Interest income                                   $   962
         Short term investments                                      $   962

    Year Ended December 31, 1996
    ----------------------------
    Interest income                                   $ 3,850
         Short term investments                                      $ 3,850

e.  Adjustment to record provision for income taxes.

    Three Months Ended March 31,1997
    --------------------------------
    Provision for income taxes                          $696
         Cash                                                       $    696

    Year Ended December 31, 1996
    ----------------------------
    Provision for income taxes                        $3,083
         Cash                                                        $ 3,083



On September 5, 1996, the Company acquired from Eli Lilly and Company ("Lilly") the U.S. marketing rights to the patented antibiotics Keftab-Registered Trademark- and Ceclor-Registered Trademark- CD for $100 million cash plus additional future contingent payments. On July 3, 1996, the Company acquired from Procter & Gamble Pharmaceuticals, Inc. certain Entex-Registered Trademark-products for $45 million in cash. The following pro forma adjustments reflect the impact from these acquisitions as if they had occurred on January 1, 1996. These pro forma adjustments do not reflect any revenues or expenses for Ceclor-Registered Trademark- CD as this product was launched after it was acquired by the Company (all amounts in thousands).

f. Adjustments to record product sales, cost of sales and related product activities.

    Year Ended December 31, 1996
    ----------------------------
    Cash - net                                        $18,735
    Cost of sales                                     $ 4,168
    Selling, general and administrative expenses      $ 7,634
         Sales revenues                                              $ 30,537

g.  Adjustment to record amortization of acquired product rights.

    Year Ended December 31, 1996
    ----------------------------
    Amortization expense (SG&A)                        $1,893
         Product rights                                                $1,893

h. Adjustment to record reduction in interest income for liquidation of short term investments used to fund the acquisition of Entex products.

    Year Ended December 31, 1996
    ----------------------------
    Interest income                                    $1,238
         Short term investments                                        $1,238

i.  Adjustment to record provision for income taxes.

    Year Ended December 31, 1996
    ----------------------------
    Provision for income taxes                         $6,242
         Cash                                                          $6,242

                                       SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                               DURA PHARMACEUTICALS, INC.



Date:    May  22, 1997         /S/ JAMES W. NEWMAN
          -------------        ------------------------
                               James W. Newman
                               Sr. Vice President, Finance and Administration
                               Chief Financial Officer

                              DURA PHARMACEUTICALS, INC.
                                       FORM 8-K
                                    EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
-----------   ------------

2.1 Syntex Asset Purchase Agreement dated March 27, 1997 (the "Syntex Agreement") between the Company and Syntex. The schedules referenced in the Syntex Agreement have not been included because they contain information that is not material to an investment decision and is otherwise discussed in the agreement; they will be provided supplementally to the Commission upon request.

2.2 SPIL Asset Purchase Agreement dated March 27, 1997 (the "SPIL Agreement") between the Company and Syntex Pharmaceuticals International Limited. The schedules referenced in the SPIL Agreement have not been included because they contain information that is not material to an investment decision and is otherwise discussed in the agreement; they will be provided supplementally to the Commission upon request.

99.1          Press Release dated May 7, 1997 issued by the Company.